EXHIBIT 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of VizConnect, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Cooleen, President of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Quarterly Report on Form 10-Q for the period ended March 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of VizConnect, Inc.

Date: May 20, 2014

/s/ Paul Cooleen
Paul Cooleen
President (Principal Executive Officer and Principal Financial and Accounting Officer)